                                     Annual
                             Report to Stockholders


                               December 31, 1999

 Dear Fellow Stockholders,

  In 1999 the broad market was driven higher by technology stocks and more specifically by semiconductor and Internet-related technology stocks. For the full year 1999, Blue Chip Value Fund's net asset value provided a to-tal return of 6.17% versus 21.04% for the S&P 500 and 12.72% for the S&P Barra Large-Cap Value Index. The discount to net asset value on December 31, 1999 was 4.43%. The Fund's net asset value increased 9.67% in the fourth quarter, outperforming the S&P Barra Large-Cap Value Index return of 8.97% for the same period. However, the narrowness of the market caused Blue Chip Value Fund to underperform the 14.88% returned by the S&P 500 for the quarter.

  The market in 1999 was very narrow, with the 100 largest names in the S&P 500 generating about 90% of the total return for the Index. Within those top 100 companies, large cap growth and more specifically technology stocks such as Microsoft, Cisco and Oracle dominated in 1999. We have pre-viously discussed how the S&P 500 Index is constructed so that growth stocks have more of an impact on the performance of the Index than value stocks. This was never more true than in 1999. The make-up of the S&P 500 Index is changing with the inclusion of firms such as America Online, Ya-hoo and Microsoft. The addition of these "new economy" type of firms to the S&P 500 both increases the P/E multiple and lowers the dividend yield of the Index. In this way, the S&P 500 is becoming even more of a growth index. As more Internet-related firms reach profitability and qualify for inclusion in the S&P 500, this trend will accelerate.

  Although the market was driven higher primarily by large-cap growth names, we were able to find a number of attractively priced technology and telecommunications stocks that produced excellent returns for the Fund in 1999. Adobe, a provider of graphic design, publishing and imaging soft-ware, has benefited from increased demand for its products for Web content creation and delivery, helping propel the stock up 63.7% in the third and fourth quarters and 187.7% for the year. Apple was up 151.1% in 1999 on the strength of new product launches with 122.0% occurring in the second half of the year. Novell, a position which we added to during the fourth quarter when the stock dropped below $20, finished the year at a high over $39 and returned 50.7% in the latter half of the year and 120.2% for the full year. Motorola increased 55.4% in the past six months and 141.1% in 1999, driven by the strength of its semiconductor and cellular handset di-visions.

  During the quarter we increased our weighting in financial services stocks such as Citigroup, American Express and Chase Manhattan Bank be-cause of the strength of global capital markets and in anticipation of the passage of HR10 financial reform in Congress which allows for one-stop shopping at financial institutions. Going forward, we continue to like en-ergy stocks such as Kerr-McGee and Phillips Petroleum because higher oil and gas prices have not been fully reflected in the stock prices. We also continue to like Motorola because of the current proliferation of cellular phones and the pending growth of wireless broadband services.

  We believe that large-cap stocks can continue to lead the market during 2000, with large-cap value providing superior relative returns. An analy-sis of the portfolio characteristics demonstrates that we have a portfolio of undervalued companies that are likely to experience earnings accelera-tion. The price-to-earnings ratio for the Fund is 22.2x versus 33.0x for the S&P 500 and the price-to-book value stands at 5.2x versus 12.0x for the Index. Stocks in the Fund produce a dividend yield that is virtually the same as the S&P 500 at 1.2%.

  We enter 2000 optimistic that a large-cap value approach will produce at-tractive returns for investors as the market broadens and money rotates out of technology stocks and into other sectors. We remind our investors that Blue Chip Value Fund will maintain its disciplined value approach to finding quality large-cap investment opportunities at attractive valua-tions.

                                            Sincerely,

                                            /s/ Kenneth V. Penland
                                            Kenneth V. Penland, CFA
                                            Chairman of the Board

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

 The Fund's Dividend Reinvestment and Cash Purchase Plan offers stockholders the opportunity to reinvest dividends and capital gain distributions in addi-tional shares of the Fund. A stockholder may also make additional cash invest-ments under the Plan. There is no service charge for participation.

 Participating stockholders will receive additional shares issued at a price equal to the net asset value per share as of the close of the New York Stock Exchange on the record date ("Net Asset Value"), unless at such time the Net Asset Value is higher than the market price of the Fund's common stock, plus brokerage commission. In this case, the Fund will attempt, generally over the next 10 business days (the "Trading Period"), to acquire shares of the Fund's common stock in the open market at a price plus brokerage commission which is less than the Net Asset Value. In the event that prior to the time such acqui-sition is completed, the market price of such common stock plus commission equals or exceeds the Net Asset Value, or in the event that such market pur-chases are unable to be completed by the end of the Trading Period, then the balance of the distribution shall be completed by issuing additional shares at Net Asset Value.

 Participating stockholders may also make additional cash investments (minimum $50 and maximum $10,000 per month) by check or money order (or by wire for a $10 fee) to acquire additional shares of the Fund. Please note, however, that these additional shares will be purchased at market value plus brokerage com-mission (without regard to net asset value) per share.

 A stockholder owning a minimum of 50 shares may join the Plan by sending an Enrollment Form to the Plan Agent at ChaseMellon Shareholder Services, LLC, Overpeck Centre, 85 Challenger Road, Ridgefield Park, NJ, 07660.

 The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be with-held) on dividends or distributions, even though the stockholder does not re-ceive the cash. Participants must own at least 50 shares at all times.

 A stockholder may elect to withdraw from the Plan at any time on 15-days' prior written notice, and receive future dividends and distributions in cash. There is no penalty for withdrawal from the Plan and stockholders who have withdrawn from the Plan may rejoin it in the future.

 The Fund may amend the Plan at any time upon 30-days prior notice to partici-pants.

 Additional information about the Plan may be obtained from Blue Chip Value Fund, Inc. 1225 17th Street, 26th Floor, Denver, CO 80202; telephone (800) 624-4190 or by visiting us at www.blu.com.

 If your shares are registered with a broker, you can most likely still par-ticipate in the Dividend Reinvestment Plan. Please talk to your broker about how to participate and if there are any fees which may be charged by the bro-ker to your account.

NEW PORTFOLIO MANAGER TEAM

 Effective January 18, 2000, Timothy Quinlisk, CFA, Vice President and Direc-tor of Value Strategies and Charlotte Petersen, CFA, Vice President, both with Denver Investment Advisors LLC, investment adviser to Blue Chip Value Fund, Inc. became responsible for the day-to-day co-management of Blue Chip Value Fund, Inc.

 Mr. Quinlisk has 15 years of research and portfolio management experience, focusing on value strategies, and most recently worked at John Hancock Advi-sors, Inc. where he co-managed the Hancock Large Cap Value and Hancock Small Cap Value Funds since 1998. Mr. Quinlisk received his B.S. degree in Business Administration from Bryant College and also participated in the graduate pro-gram for Finance at Bentley College.

 Ms. Petersen has 14 years of research and portfolio management experience, working with both value and growth styles, and has been primarily responsible for managing portfolios of large institutional clients for Denver Investment Advisors since 1993. Ms. Petersen received her B.A. degree from Princeton Uni-versity.

STOCKHOLDER DISTRIBUTION INFORMATION

 Certain tax information regarding Blue Chip Value Fund, Inc. is required to be provided to stockholders based upon the Fund's income and distributions taxable to the stockholders for the calendar year ended December 31, 1999.

 The Board of Directors of Blue Chip Value Fund, Inc. voted to pay to stock-holders of record on the record date, the following distributions derived from capital gains realized from sales of portfolio securities and dividends de-rived from net investment income:

 Record Date            Pay Date                    Dividends                   Capital Gains
 -----------           ----------                   ---------                   -------------
  4/16/1999             4/30/1999                    $0.0000                       $0.2500
  7/16/1999             7/30/1999                    $0.0164                       $0.2536
 10/15/1999            10/29/1999                    $0.0099                       $0.2301
 12/31/1999             1/14/2000                    $0.0072                       $0.9128
                                                     $0.0335                       $1.6465

The Fund notified stockholders at the end of January 2000 of amounts for use in preparing 1999 income tax returns.

Attention Corporate Stockholders:

 To determine the amount that qualifies for the dividends-received deduction for corporations, multiply the amount that appears in column 1 of Form 1099-Div by 100%.

MORE MONEY WORKING FOR YOU

 The graph below charts the ratio of expenses (excluding interest expense) to average net assets for each fiscal year since the Fund's inception in 1987. The mutual fund industry has been criticized by some who claim that asset growth in mutual funds has been enormous however expenses have not declined over this same time period. Blue Chip Value Fund is pleased with the asset growth we have experienced through both market appreciation and rights offerings since 1987. We are equally pleased this asset growth paired with our focus on lowering ex-penses has resulted in this steady decline. As our operating expenses decline, this allows more of your money to continue to work for you through investment.

Report of Independent Auditors

Stockholders and Board of Directors Blue Chip Value Fund, Inc.

 We have audited the accompanying statement of assets and liabilities of Blue Chip Value Fund, Inc. (the "Fund"), including the schedule of investments, as of December 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial high-lights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

 We conducted our audits in accordance with auditing standards generally ac-cepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial state-ments are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of De-cember 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant esti-mates made by management, as well as evaluating the overall financial state-ment presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Blue Chip Value Fund, Inc. as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally acccepted in the United States.

[LOGO OF ERNST & YOUNG]
January 14, 2000
Denver, CO

BLUE CHIP VALUE FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999

ASSETS
Investment in common stock at market value (identified cost
   $127,158,384)................................................ $163,257,519
Short-term investments..........................................    8,361,497
                                                                 ------------
  TOTAL INVESTMENTS.............................................  171,619,016
Receivable for securities sold..................................    4,030,371
Dividends receivable............................................      137,362
Interest receivable.............................................       26,672
Other assets....................................................       23,143
                                                                 ------------
  TOTAL ASSETS..................................................  175,836,564
                                                                 ------------
LIABILITIES
Payable for securities purchased................................    7,180,295
Distributions payable...........................................   15,486,282
Advisory fee payable............................................       80,439
Administration fee payable......................................       16,784
Accrued expenses and other liabilities..........................       70,686
                                                                 ------------
  TOTAL LIABILITIES.............................................   22,834,486
                                                                 ------------
NET ASSETS...................................................... $153,002,078
                                                                 ============
COMPOSITION OF NET ASSETS
Capital stock, at par........................................... $    168,329
Paid-in capital.................................................  116,544,778
Undistributed net capital gains.................................      210,519
Overdistributed net investment income...........................      (20,683)
Net unrealized appreciation on investments......................   36,099,135
                                                                 ------------
                                                                 $153,002,078
                                                                 ============
SHARES OF COMMON STOCK OUTSTANDING (100,000,000 shares
   authorized at $0.01 par value)...............................   16,832,907
                                                                 ============
Net asset value per share....................................... $       9.09
                                                                 ============

See accompanying notes.

BLUE CHIP VALUE FUND, INC.
STATEMENT OF OPERATIONS

Year ended December 31, 1999

NET INVESTMENT INCOME
INCOME
 Dividends............................................ $1,632,163
 Interest.............................................    322,802
                                                       ----------
  TOTAL INCOME........................................            $  1,954,965
                                                                  ------------
EXPENSES
 Investment advisory fee
    (Note 3)..........................................    987,011
 Administrative services fee (Note 3).................    110,793
 Transfer agent fees..................................     74,290
 Stockholder reporting................................     70,460
 Legal fees...........................................     45,761
 Directors' fees......................................     44,795
 Insurance and fidelity bond..........................     31,320
 Audit fees...........................................     28,501
 Custodian fees.......................................      9,523
 Other................................................     23,941
                                                       ----------
  TOTAL EXPENSES......................................               1,426,395
                                                                  ------------
  NET INVESTMENT INCOME...............................                 528,570
                                                                  ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
 Net realized gain on investments.....................              21,458,940
 Change in unrealized appreciation of investments.....             (13,230,638)
                                                                  ------------
  NET GAIN ON INVESTMENTS.............................               8,228,302
                                                                  ------------
  NET INCREASE IN NET ASSETS RESULTING FROM
     OPERATIONS.......................................            $  8,756,872
                                                                  ============

See accompanying notes.

BLUE CHIP VALUE FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

                                                          For the Year
                                                       Ended December 31,
                                                    --------------------------
                                                        1999          1998
                                                    ------------  ------------
Increase in net assets from operations:
 Net investment income.............................     $528,570      $854,134
 Net realized gain from securities transactions....   21,458,940    22,664,465
 Net change in unrealized appreciation of
   investments.....................................  (13,230,638)    5,341,824
                                                    ------------  ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS.........    8,756,872    28,860,423
                                                    ------------  ------------
Distributions to stockholders from:
 Net investment income.............................     (562,166)     (841,221)
 Net realized gain on investments..................  (27,646,148)  (16,892,471)
                                                    ------------  ------------
                                                     (28,208,314)  (17,733,692)
Increase in net assets from common stock
  transactions:
 Proceeds from the sale of 0 and 2,035,723 shares
   respectively, net of offering expenses..........            0    16,774,380
 Net asset value of common stock issued to
   stockholders from reinvestment of dividends
   (105,080 shares issued for the year ended
   December 31, 1999, 460,246 shares issued for the
   year ended December 31, 1998)...................      941,668     4,705,335
                                                    ------------  ------------
                                                         941,668    21,479,715
                                                    ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS..............  (18,509,774)   32,606,446
NET ASSETS
 Beginning of period...............................  171,511,852   138,905,406
                                                    ------------  ------------
 End of period ($20,683) and $12,913
   (over)/undistributed net investment income at
   December 31, 1999 and December 31, 1998,
   respectively)................................... $153,002,078  $171,511,852
                                                    ============  ============

See accompanying notes.

                                                      BLUE CHIP VALUE FUND, INC.

Per Share Data (for a share outstanding throughout each period)
Net asset value-beginning of period.........................................
Investment operations
Net investment income.......................................................
Net gain (loss) on investments..............................................
Total from investment operations............................................
Distributions
From net investment income..................................................
From net realized gains on investments......................................
Tax return of capital.......................................................
Total distributions.........................................................
Capital Share Transactions
Dilutive effects of rights offering.........................................
Offering costs charged to paid in capital...................................
Total capital share transactions............................................
 Net asset value, end of period.............................................
 Per share market value, end of period......................................
Total investment return based on: (a)
 Market Value...............................................................
 Net Asset Value............................................................
Ratios/Supplemental data:
Ratio of expenses to average net assets.....................................
Ratio of net investment income to average net assets........................
Ratio of distributions to average net assets................................
Portfolio turnover rate (b).................................................
Net assets-end of period (in thousands).....................................

See accompanying notes.

(a) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calcu-lation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Rights offerings, if any, are as-sumed for purposes of this calculation to be fully subscribed under the terms of the rights offering. Generally, total in-vestment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the pre-mium of the market value to the net asset value from the begin-ning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

   FINANCIAL HIGHLIGHTS

          For the year ended December 31,
     ----------------------------------------------
       1999      1998      1997     1996     1995
     --------  --------  --------  -------  -------
     $  10.25  $   9.76  $   8.94  $  8.47  $  6.98
         0.03      0.05      0.10     0.13     0.13
         0.49      1.62      2.56     1.69     2.45
     --------  --------  --------  -------  -------
         0.52      1.67      2.66     1.82     2.58
     --------  --------  --------  -------  -------
        (0.03)    (0.05)    (0.10)   (0.13)   (0.13)
        (1.65)    (1.08)    (1.47)   (1.22)   (0.95)
          --        --        --       --     (0.01)
     --------  --------  --------  -------  -------
        (1.68)    (1.13)    (1.57)   (1.35)   (1.09)
     --------  --------  --------  -------  -------
          --      (0.04)    (0.26)     --       --
          --      (0.01)    (0.01)     --       --
     --------  --------  --------  -------  -------
          --      (0.05)    (0.27)     --       --
     --------  --------  --------  -------  -------
     $   9.09  $  10.25  $   9.76  $  8.94  $  8.47
     ========  ========  ========  =======  =======
     $ 8.6875  $   9.75  $10.9375  $  9.25  $ 7.625
     ========  ========  ========  =======  =======
          6.7%      1.3%     40.5%    39.5%    41.6%
          6.2%     17.6%     31.2%    21.3%    38.1%
         0.85%     0.94%     0.94%    1.05%    1.15%
         0.32%     0.56%     1.01%    1.39%    1.55%
        16.86%    11.62%    16.48%   14.42%   13.22%
        54.24%    76.02%    55.15%   42.31%   50.84%
     $153,002  $171,512  $138,905  $98,041  $92,887

(b) A portfolio turnover rate is the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding short-term investments) for a year and dividing it by the monthly average of the market value of the portfolio securities during the year.

                                                      BLUE CHIP VALUE FUND, INC.

                                                                    December 31,

                                                                       Market
COMMON                                         Shares      Cost        Value
STOCKS:                                        ------- ============ ------------
COMMON STOCKS -- 106.70%
CAPITAL GOODS -- 26.39%
Aerospace & Defense -- 4.49%
General Dynamics Corp. .......................  51,300 $  2,660,714 $  2,706,075
United Technologies Corp. ....................  64,020    2,354,858    4,161,300
                                                       ------------ ------------
                                                          5,015,572    6,867,375
Communication Equipment -- 4.70%
Motorola Inc..................................  48,800    3,227,546    7,185,800
Computers (Hardware) -- 3.97%
Apple Computer Inc.*..........................  59,100    2,421,470    6,076,219
Computer Software & Services -- 11.31%
Adobe Systems Inc.............................  68,300    1,729,277    4,593,175
Novell Inc.*.................................. 229,200    3,771,227    9,125,025
UniSys Corp.*................................. 112,300    1,959,000    3,586,581
                                                       ------------ ------------
                                                          7,459,504   17,304,781
Machinery -- Diversified -- 1.92%
Ingersoll-Rand Co.............................  53,600    2,246,263    2,951,350
  TOTAL CAPITAL GOODS.........................           20,370,355   40,385,525
                                                       ------------ ------------
CONSUMER CYCLICAL -- 12.47%
Automobiles -- 2.32%
General Motors Corp...........................  48,900    3,491,762    3,554,419
Auto Parts & Equipment -- 0.35%
Delphi Automotive Systems.....................  34,240      685,963      539,280
Entertainment -- 2.32%
Viacom Inc. -- Class B*.......................  58,700    2,721,829    3,547,681
Leisure -- 2.32%
Harley-Davidson Inc. .........................  55,300    2,139,040    3,542,656
Retail Stores -- General Merchandise
   Chains -- 3.99%
Dayton-Hudson Corp. ..........................  50,400    2,079,660    3,701,250
K-Mart Corp.*................................. 238,400    3,451,764    2,398,900
                                                       ------------ ------------
                                                          5,531,424    6,100,150

SCHEDULE OF INVESTMENTS

 1999

                                                                       Market
COMMON                                         Shares      Cost        Value
STOCKS:                                        ------- ============ ------------
Retail Stores -- Specialty Apparel -- 1.17%
Intimate Brands
   Inc. -- Class A............................  41,490 $  1,797,162 $  1,789,256
  TOTAL CONSUMER CYCLICAL.....................           16,367,180   19,073,442
                                                       ------------ ------------
CONSUMER STAPLES -- 9.72%
Distributors (Food & Health) -- 1.68%
SuperValu Inc. ............................... 128,700    2,343,327    2,574,000
Drugs -- 2.80%
Eli Lilly & Co................................  24,400    1,662,960    1,622,600
Schering-Plough Corp. ........................  63,060    1,506,464    2,660,344
                                                       ------------ ------------
                                                          3,169,424    4,282,944
Healthcare -- Diversified -- 3.35%
Allergan Inc..................................  38,600    1,028,534    1,920,350
Bristol-Myers Squibb Co.......................  49,880    1,642,519    3,201,672
                                                       ------------ ------------
                                                          2,671,053    5,122,022
Retail Stores -- Drug Stores -- 1.89%
CVS Corp......................................  72,600    2,096,615    2,899,462
  TOTAL CONSUMER STAPLES......................           10,280,419   14,878,428
                                                       ------------ ------------
CREDIT SENSITIVE -- 45.61%
Banks (Money Center) -- 4.15%
Chase Manhattan Corp. ........................  37,300    3,225,195    2,897,744
J.P. Morgan & Company Inc. ...................  27,300    3,732,436    3,456,862
                                                       ------------ ------------
                                                          6,957,631    6,354,606
Consumer Finance -- 1.20%
Household International Inc...................  49,300    1,968,266    1,836,425
Electric Companies -- 1.24%
Edison International..........................  72,130    1,732,214    1,888,904
Financial -- Diversified -- 12.26%
American Express Co. .........................  15,300    2,422,459    2,543,625
AXA Financial Inc............................. 141,600    4,612,072    4,796,700
Citigroup Inc................................. 112,300    6,058,426    6,239,669
Morgan Stanley Dean Witter & Co...............  36,300    3,215,037    5,181,825
                                                       ------------ ------------
                                                         16,307,994   18,761,819

                                                     BLUE CHIP VALUE FUND, INC.

                                                                    December 31,

                                                                       Market
COMMON                                         Shares      Cost        Value
STOCKS:                                        ------- ============ ------------
Insurance (Life/Health) -- 3.51%
Conseco Inc. ................................. 140,800 $  3,283,289 $  2,516,800
Jefferson Pilot Corp. ........................  20,400    1,508,070    1,392,300
Torchmark Corp. ..............................  50,100    1,557,093    1,456,031
                                                       ------------ ------------
                                                          6,348,452    5,365,131
Insurance (Property/Casualty) -- 0.97%
Allmerica Financial Corp......................  26,800    1,519,496    1,490,750
Investment Banking/Brokerage -- 5.61%
Goldman Sachs Group Inc.......................  20,900    1,146,255    1,968,519
Lehman Brothers Holdings Inc..................  57,800    3,240,015    4,894,938
Merrill Lynch & Company Inc...................  20,600    1,614,561    1,720,100
                                                       ------------ ------------
                                                          6,000,831    8,583,557
Natural Gas -- 3.75%
Coastal Corp..................................  58,900    2,557,475    2,087,269
Columbia Energy Group.........................  28,900    1,734,130    1,827,925
El Paso Energy Corp. .........................  46,800    1,714,027    1,816,425
                                                       ------------ ------------
                                                          6,005,632    5,731,619
Savings & Loan -- 2.96%
Golden West Financial Corp. .................. 135,100    3,934,152    4,525,850
Telecommunications -- Long Distance -- 4.17%
AT&T Corp. ...................................  48,800    2,460,040    2,476,600
Sprint Corp. (FON Group)......................  58,000    1,750,445    3,904,125
                                                       ------------ ------------
                                                          4,210,485    6,380,725
Telephone -- 5.79%
ALLTEL Corp. .................................  47,400    2,255,423    3,919,387
BellSouth Corp................................ 105,600    3,930,975    4,943,400
                                                       ------------ ------------
                                                          6,186,398    8,862,787
  TOTAL CREDIT SENSITIVE......................           61,171,551   69,782,173
                                                       ------------ ------------

SCHEDULE OF INVESTMENTS

 1999

                                                                    Market
COMMON                                       Shares     Cost        Value
STOCKS:                                      ------ ============ ------------
INTERMEDIATE GOODS &
   SERVICES -- 12.51%
Chemicals -- 1.92%
Dow Chemical Co............................. 22,000 $  2,597,036 $  2,939,750
Containers  (Metal & Glass) -- 1.82%
Ball Corp................................... 70,500    3,125,998    2,775,938
Oil (Integrated -- Domestic) -- 2.10%
Phillips Petroleum Co....................... 68,500    3,471,637    3,219,500
Oil (Integrated -- International) -- 3.19%
Royal Dutch Petroleum Co. ADR............... 80,800    5,242,744    4,883,350
Oil & Gas (Exploration & Production) -- 1.17%
Kerr-McGee Corp. ........................... 28,800    1,705,839    1,785,600
Service (Comm'l & Consumer) -- 2.31%
Hertz Corp.--Class A........................ 70,500    2,825,625    3,533,813
                                                    ------------ ------------
  TOTAL INTERMEDIATE GOODS AND SERVICES.....          18,968,879   19,137,951
                                                    ------------ ------------
  TOTAL COMMON STOCKS.......................         127,158,384  163,257,519
                                                    ------------ ------------
SHORT-TERM INVESTMENTS -- 5.47%
Dreyfus Cash Management Fund................           7,161,497    7,161,497
Fidelity Institutional Money Market Fund....           1,200,000    1,200,000
                                                    ------------ ------------
                                                       8,361,497    8,361,497
                                                    ------------ ------------
  TOTAL INVESTMENTS --112.17%...................... $135,519,881  171,619,016
                                                    ============ ============
Liabilities in excess of Cash and Other
   Assets -- (12.17%).......................                      (18,616,938)
                                                                 ------------
  NET ASSETS --100.00%.............................              $153,002,078
                                                                 ============

* Denotes non-income producing security.

BLUE CHIP VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS

December 31, 1999

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Blue Chip Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management in-vestment company.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuations--Each investment security is valued at the last sale price at period end reported by the principal exchange on which the issue was traded or, if no sale is reported, the last bid price is used. Short-term in-vestments are valued at cost, which approximates market value.

Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its stockholders. Therefore, no provision has been made for federal income taxes.

Investment Transactions--Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the first-in, first-out basis for both financial statement and federal income tax purposes. Dividend income is recognized on the ex-dividend date. Interest income includes interest earned on money market funds, which is accrued and recorded daily.

Distributions to Stockholders--Distributions to stockholders are recorded on the ex-dividend date. Distributions are classified to conform to the tax re-porting requirements of the Internal Revenue Code. Tax returns of capital rep-resent distributions in excess of current and accumulated earnings and profits and are nontaxable to the recipient.

The Fund distributes at least 2.5% of its net asset value quarterly to its stockholders.

Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and disclosures made in the accompanying notes to the financial statements. Actual results could differ from those estimates.

2.  PURCHASE AND SALE OF INVESTMENTS

The cost of investment securities purchased and proceeds from sales of securi-ties (excluding short-term investments) aggregated $87,093,089 and $107,449,715, respectively, for the period. At December 31, 1999, gross unrealized appreciation of investments was $40,525,678 and gross unrealized depreciation of investments was $4,426,543.

3.  INVESTMENT ADVISORY AND ADMINISTRATION SERVICES

The Fund has an Investment Advisory Agreement with Denver Investment Advisors LLC ("DIA"), whereby a management fee is paid to DIA based on an annual rate of 0.65% of the Fund's average weekly net assets up to $100,000,000 and 0.50% of the Fund's average weekly net assets in excess of $100,000,000. The manage-ment fee is paid monthly based on the average of the net assets of the Fund computed as of the last business day the New York Stock Exchange is open each week. Certain officers and directors of the Fund are also officers of DIA.

During the period, the Fund changed service providers for its administration services. For the period January 1 through August 31, 1999, the Fund had an Administrative Agreement with American Data Services, Inc. The administrative services fee was based on an annual rate of 0.10% of the Fund's average weekly net assets up to $75,000,000, 0.05% of the Fund's average weekly net assets between $75,000,000 and $125,000,000, and 0.03% of the Fund's average weekly net assets in excess of $125,000,000, with a $7,463 per month minimum.

Effective September 1, 1999, ALPS Mutual Funds Services, Inc. ("ALPS") and DIA entered into an Administrative Agreement to serve as the Fund's co-administra-tors. The administrative services fee is based on an annual rate for ALPS and DIA, respectively, of 0.08% and 0.01% of the Fund's average daily net assets up to $75,000,000, 0.04% and 0.005% of the Fund's average daily net assets be-tween $75,000,000 and $125,000,000, and 0.02% and 0.005% of the Fund's average daily net assets in excess of $125,000,000.

For both Administrative Agreements, the administrative services fee is paid monthly.

                               BOARD OF DIRECTORS

Kenneth V. Penland, Chairman
Todger Anderson, Director
Robert J. Greenebaum, Director
Robert M. Inman, Director
Richard C. Schulte, Director
Roberta M. Wilson, Director

                                    OFFICERS

Kenneth V. Penland, Chairman
Todger Anderson, President
W. Bruce McConnel, III, Secretary
Jasper R. Frontz, Treasurer

Investment Adviser/Co-Administrator

Denver Investment Advisors LLC
1225 17th Street, 26th Floor
Denver, CO 80202
(303) 312-5100

Stockholder Relations

Margaret R. Jurado
(800) 624-4190                  (303) 312-5100
e-mail: blu@denveria.com

Custodian

Bank of New York
One Wall Street
New York, NY 10286

Co-Administrator

ALPS Mutual Funds Services, Inc.
370 17th Street, Suite 3100
Denver, CO 80202

Transfer Agent Dividend Reinvestment Plan Agent (Questions regarding your
Account)
ChaseMellon Shareholder Services, LLC
Overpeck Centre
85 Challenger Road
Ridgefield Park, NJ 07660
(800) 288-9541
www.chasemellon.com

                                NYSE Symbol--BLU


                                  www.blu.com